Fees Summary	Jan. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 61,167,360.15
Previously Paid Amount	0.00
Total Fee Amount	8,447.21
Total Offset Amount	0.00
Net Fee	$ 8,447.21